UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GREEN THUMB INDUSTRIES INC.

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Your Vote Counts! GREEN THUMB INDUSTRIES INC. 2021 Annual General Meeting Vote by June 24, 2021 10:59 PM CT GREEN THUMB INDUSTRIES INC. 325 W. HURON ST., SUITE 700 CHICAGO, IL 60654 D55248-P58438 You invested in GREEN THUMB INDUSTRIES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 28, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 14, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 28, 2021 10:00 a.m. (Central time) vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/GTBIF2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Number of Directors. To set the number of directors to be elected at the Meeting to 7 (seven). For 2. Election of Directors Nominees: 2a. Wendy Berger For 2b. Anthony Georgiadis For 2c. William Gruver For 2d. Benjamin Kovler For 2e. Westley Moore For 2f. Swati Mylavarapu For 2g. Glen Senk For 3. Appointment of Auditors. Appoint Baker Tilly US, LLP, as the auditors of the Corporation and to authorize the Board of Directors of the Corporation to fix that firm’s remuneration and terms of engagement. For NOTE: Such other business as may properly come before the Meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D55249-P58438